UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

429 Post Road, Buchanan, Michigan 49107

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         XPO Logistics, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) on May 31, 2012. At the 2012 Annual Meeting, the Company’s stockholders approved the XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan (the “Amended Plan”). The Board of Directors of the Company had previously adopted and approved the Amended Plan on April 17, 2012, subject to stockholder approval. The material terms of the Amended Plan are summarized on pages 47 through 58 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2012 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the Amended Plan is qualified in its entirety by reference to the actual terms of the Amended Plan, a complete copy of which is set forth as Exhibit A to the Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)         The 2012 Annual Meeting was held on May 31, 2012.

(b)         At the 2012 Annual Meeting, the stockholders elected each of the Company’s nominees for director; ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; approved the Amended Plan; approved the advisory vote on the Company’s executive compensation; and approved a frequency of annually for future advisory votes on the Company’s executive compensation.

1.	Election of Directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
James J. Martell	19,395,238	N/A	254,748	4,449,589
Jason D. Papastavrou, Ph.D.	19,403,181	N/A	246,805	4,449,589

2.	Ratification of the Appointment of KPMG LLP:

Votes For	23,977,443
Votes Against	121,618
Abstentions	514

3.	Approval of the Amended Plan:

Votes For	13,999,796
Votes Against	5,595,026
Abstentions	55,164
Broker Non-Votes	4,449,589

4.	Advisory Vote on Executive Compensation:

Votes For	19,480,538
Votes Against	116,727
Abstentions	52,721
Broker Non-Votes	4,449,589

5.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

1 Year	19,439,911
2 Years	69,392
3 Years	94,245
Abstentions	46,437
Broker Non-Votes	4,449,589

(d)         In light of the foregoing vote on Proposal 5, the Company will hold an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on executive compensation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit A to XPO Logistics, Inc.’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2012	XPO LOGISTICS, INC.

	By:	/s/ Gordon E. Devens
Gordon E. Devens
Senior Vice President, General
Counsel and Secretary